EXHIBIT 10(iii) A (3)

AMENDMENT NO. 3

TO

ACUITY BRANDS, INC. 2001 NONEMPLOYEE DIRECTORS’

STOCK OPTION PLAN

THIS AMENDMENT made as of the 26th day of June, 2007, by ACUITY BRANDS, INC. (the “Company”):

W I T N E S S E T H

WHEREAS, the Company has previously established the Acuity Brands, Inc. 2001 Nonemployee Directors’ Stock Option Plan (“Plan”) to provide nonemployee directors an opportunity to purchase stock in the Company; and

WHEREAS, the Company now desires to amend the Plan in the manner provided below;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.

Effective June 26, 2007, Section 2.6(c) of the Plan is hereby amended by deleting the words “seventy percent (70%)” and replacing them with the words “sixty percent (60%)”.

2.

This Amendment No. 3 shall be effective as of June 26, 2007. Except as hereby modified, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment No. 3 to be executed by its duly authorized officer as of the date first above written.

ACUITY BRANDS, INC.

By:	/s/ Vernon J. Nagel
Vernon J. Nagel, Chairman, President and Chief Executive Officer